EXHIBIT 32.1



                                  EXHIBIT 32.1



                              Certification of CEO
                  pursuant to Section 906 of the Sarbanes-Oxley
            Act of 2002 regarding Quarterly Report on Form 10-QSB for
                       the quarter ended October 31, 2005

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended October 31, 2005, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:    March 31, 2006               By: /s/ Joseph Kristul
         --------------               --------------------------------------
                                          Joseph Kristul
                                          Chief Executive Officer

                              Certification of CFO
                         pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002 regarding Quarterly Report
              on Form 10-QSB for the quarter ended October 31, 2005

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended October 31, 2005, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    March 31, 2006                           By: /s/ Thomas Schott
         --------------                              --------------------------
                                                      Thomas Schott
                                                      Chief Financial Officer